Interest expense	12 Months Ended
Dec. 31, 2020
Interest Expense [Abstract]
Interest expense	Interest expense
Interest expense consists of the following:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Cash and payment-in-kind interest on debt facilities (a)	(338)	(440)	(237)	(37)
Unwind of discount debt (b)	(44)	(47)	(24)	—
Write off of discount on debt (c)	(87)	—	—	—
Other	—	—	—	(1)
Interest expense	(469)	(487)	(261)	(38)
(a) Cash and payment-in-kind interest on debt facilities
We incur cash and payment-in-kind interest on our debt facilities. This is summarized in the table below.

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Senior credit facilities and unsecured bonds	(239)	(327)	(162)	(116)
Less: adequate protection payments	—	—	—	104
Senior Secured Notes	(60)	(66)	(50)	—
Debt of consolidated variable interest entities	(39)	(47)	(25)	(25)
Cash and payment-in-kind interest	(338)	(440)	(237)	(37)
We are charged interest on our senior credit facilities at LIBOR plus a margin. For periods after July 2, 2018, this margin increased by one percentage point following the emergence from the Previous Chapter 11 Proceedings.
During the period we were in the Previous Chapter 11 Proceedings (September 12, 2017 to July 1, 2018), we recorded contractual interest payments against debt held as subject to compromise ("adequate protection payments") as a reduction to debt in the Consolidated Balance Sheet and not as an expense to the Consolidated Statement of Operations. We then expensed the adequate protection payments on emergence from the Previous Chapter 11 Proceedings.
On emergence from the Previous Chapter 11 Proceedings we issued $880 million of Senior Secured Notes. We incur 4% cash interest and 8% payment-in-kind interest on these notes. On November 14, 2018 and April 10, 2019 there were two redemptions. After the two redemptions there was a remaining $476 million principal outstanding on the notes, which includes $18 million of accrued payment-in-kind interest on our Senior Secured Notes which was compounded on July 15, 2019 and additional notes were issued. During 2020, a further $39 million of accrued payment-in-kind interest on our senior secured notes was compounded and additional notes were issued leaving $515 million principal outstanding on the notes as at December 31, 2020.
In the fourth quarter of 2020 we deconsolidated the Ship Finance SPV's as we are no longer primary beneficiary of the variable interest entities. As a result, we no longer consolidate the external debt facilities or the interest expense on these facilities. Please refer to Note 36 - "Variable Interest Entities" for further information.
(b) Unwind of discount on debt
On emergence from the Previous Chapter 11 Proceedings and application of fresh start accounting, we recorded a discount against our debt to reduce its carrying value to its fair value. The debt discount was due to be unwound over the remaining terms of the debt facilities.

(c) Write off of discount on debt
In September 2020 and December 2020, there were non-payments of interest on our secured credit facilities that constituted an event of cross-default. The event of default resulted in the expense of unamortized debt discount of $87 million.